SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 19, 2000
                                                  -----------------------------

                             PERFECTDATA CORPORATION
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             (Exact name of registrant as specified in its charter)


California                       0-12817                  95-3087593
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(State of other jurisdiction     (Commission              (IRS Employer
of incorporation)                File Number)             identification No.)


110 West Easy Street                Simi Valley           California 93065
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (805) 581-4000
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                      INFORMATION TO BE INCLUDED IN REPORT


Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of businesses: Not Applicable.

     (b) Pro forma financial information: Not Applicable.

     (c) Exhibits

   Number                   Exhibit

   16 Letter dated June 23, 2000 from Beckman Kirkland & Whitney to the Commission.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PERFECTDATA CORPORATION
                                        --------------------------
                                                (Registrant)

                                        By:  /s/ Irene J. Marino
                                             ----------------------------------
                                             Irene J. Marino
                                             Vice President, Finance and Chief
                                               Financial Officer







June 28, 2000

                                                                      Exhibit 16







June 23, 2000



Securities and Exchange Commission
Mailstop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in item 4 of Form 8-K of PerfectData Corporation dated June 19, 2000.

Yours truly,

/s/ Beckman Kirkland & Whitney